Exhibit 10.2

FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT, dated as of May 11, 2020 (this “Amendment”), among ALBEMARLE CORPORATION, a Virginia corporation (the “Company”), ALBEMARLE FINANCE COMPANY B.V., a besloten vennootschap organized under the laws of the Netherlands, with its official seat in Amsterdam, the Netherlands, and registered with the Dutch Chamber of Commerce under number 71812075 (“Albemarle Finance”), ALBEMARLE NEW HOLDING GMBH, a Gesellschaft mit beschränkter Haftung incorporated under the laws of the Federal Republic of Germany (“Albemarle Germany”), ALBEMARLE WODGINA PTY LTD (ACN 630 509 303), a proprietary limited company incorporated under the laws of Australia (“Albemarle Wodgina” and together with Albemarle Finance and Albemarle Germany, the “Borrowers”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
RECITALS
WHEREAS, reference is made to the Syndicated Facility Agreement dated as of August 14, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent; and
WHEREAS, the Company has requested certain amendments to the Credit Agreement, and the Lenders party hereto, constituting the Required Lenders have agreed to such amendments, all on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Definitions. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.
SECTION 2.    Amendments. On and as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)    The following definitions in Section 1.01 of the Credit Agreement are hereby amended in their entirety to read as follows:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing Law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other Law applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) the difference of (i) Consolidated Funded Debt as of such date minus (ii) Unrestricted Cash as of such date to (b) Consolidated EBITDA for the period of the four fiscal quarters ending on such date.
“Securitization Transaction” means any financing or factoring transaction (or series of such transactions) that has been or may be entered into by a member of the Consolidated Group pursuant to which such member of the Consolidated Group may sell, convey or otherwise transfer, or may grant a security interest in, any accounts receivable, payment intangibles, notes receivable, rights to future lease payments or residuals or other similar rights to payment to a special purpose Subsidiary or Affiliate of such Person.
“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(b)    The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) UK Financial Institution.
“Covenant Modification Period” means the period commencing on the date of the First Amendment, dated as of May 11, 2020, to this Agreement and ending on December 31, 2021.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unrestricted Cash” means, at any time, cash and cash equivalents owned at such time by any member of the Consolidated Group, determined on a consolidated basis in accordance with GAAP; provided that such cash and cash equivalents do not appear (and in accordance with GAAP would not be required to appear) as “restricted” on the consolidated balance sheet of the Consolidated Group prepared as of such time in accordance with GAAP.
(c)    Section 6.21 of the Credit Agreement is hereby amended in its entirety to read as follows:
SECTION 6.21    Affected Financial Institutions.
Neither the Company nor any Borrower is an Affected Financial Institution.
(d)    Section 8.01(ee) of the Credit Agreement is hereby amended by replacing the phrase “30% of Consolidated Net Tangible Assets” therein with “(i) during the Covenant Modification Period, 24% of Consolidated Net Tangible Assets and (ii) thereafter, 30% of Consolidated Net Tangible Assets, in each case,”.
(e)    Section 8.06 of the Credit Agreement is hereby amended in its entirety to read as follows:
SECTION 8.06 Financial Covenant.
Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Company to be greater than: (a) with respect to the fiscal quarter ending June 30, 2020, 4.00 to 1.0, (b) with respect to the fiscal quarters ending September 30, 2020 through September 30, 2021, 4.50 to 1.0, (c) with respect to the fiscal quarter ending December 30, 2021, 4.00 to 1.0 and (d) with respect to the fiscal quarters ending thereafter, 3.50 to 1.0; provided that, upon consummation of an Acquisition after March 31, 2022 where the consideration includes cash proceeds from the issuance of Funded Debt in excess of $500,000,000, the otherwise applicable maximum Consolidated Leverage Ratio, at the election of the Company (with prior written notice to the Administrative Agent), shall increase by 0.50:1.00 for four consecutive fiscal quarters beginning with the fiscal quarter in which such Acquisition occurs (the “Adjustment Period”). After any such Acquisition that results in an Adjustment Period, there must be at least two fiscal quarters subsequent to the end of the Adjustment Period before the Company shall be permitted to elect another Adjustment Period. The Company shall be permitted to request no more than two Adjustment Periods during the term of this Agreement; provided, however, in connection with each extension of the Maturity Date pursuant to Section 2.15, the Company shall have the right to request an additional Adjustment Period.
(f)    Section 8.07(g) of the Credit Agreement is hereby amended by replacing the phrase “30% of Consolidated Net Tangible Assets” therein with “(i) during the Covenant Modification Period, 24% of Consolidated Net Tangible Assets and (ii) thereafter, 30% of Consolidated Net Tangible Assets, in each case,”.

(g)    Section 11.25 of the Credit Agreement is hereby amended in its entirety to read as follows:
SECTION 11.25 Acknowledgment and Consent to Bail-In of Affected Financial Institutions.
Solely to the extent any Lender that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
(h)    Exhibit C to the Credit Agreement is hereby amended and restated to be in the form of Exhibit C hereto.
SECTION 3.    Effectiveness. This Amendment shall become effective, as of the date first written above, on the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
(a)    Execution of Amendment. The Administrative Agent shall have executed a counterpart of this Amendment and shall have received from each of the Loan Parties and the Lenders representing the Required Lenders (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include a facsimile transmission or electronic image of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)    Fees and Expenses. The Company shall have paid all agreed fees payable to each Lender executing this Amendment and to JPMorgan Chase Bank, N.A., and shall have reimbursed the Administrative Agent for all reasonable attorneys’ fees reimbursable by the Company pursuant to the Credit Agreement to the extent invoiced at least one Business Day prior to the Amendment Effective Date.
SECTION 4.    Representations and Warranties. Each Loan Party represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be subject to (i) applicable Debtor Relief Laws, (ii) fraudulent transfer or conveyance laws, and (iii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment, except for those the failure to obtain, occur or make would not reasonably be expected to have a Material Adverse Effect.
(d)    The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its Organization Documents or (ii) violate, contravene or conflict with any Laws applicable to it, except in the case of clause (ii), to the extent that it would not reasonably be expected to have a Material Adverse Effect.
(e)    After giving effect to this Amendment, (i) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects (in the case of any representation and warranty qualified by materiality or Material Adverse Effect in the text thereof, in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects (in the case of any representation and warranty qualified by materiality or Material Adverse Effect in the text thereof, in all respects) as of such earlier date, and (ii) no Default exists.
SECTION 5.    Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)    On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.    Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (OTHER THAN THOSE CONFLICT OF LAW RULES THAT WOULD DEFER TO THE SUBSTANTIVE LAWS OF ANOTHER JURISDICTION).
SECTION 8.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
SECTION 9.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
SECTION 10.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 11.    Incorporation by Reference. The provisions of Sections 11.18(b), 11.18(c), 11.18(d), 11.19, 11.22 and 11.24 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis, mutandis.
[remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

ALBEMARLE CORPORATION
by /s/ Karen G. Narwold

Name: Karen G. Narwold
Title: Executive Vice President, Chief Administrative Officer and Corporate Secretary

ALBEMARLE CORPORATION
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

Signed by the attorney for and on behalf of ALBEMARLE WODGINA PTY LTD in accordance with Section 127 of the Corporations Act 2001

_/s/ Karen G. Narwold________________ Signature of director	_/s/ Mathew Shane Zauner______________ Signature of director
___Karen G. Narwold________________ Name of director (print)	___ Mathew Shane Zauner______________ Name of director (print)

ALBEMARLE CORPORATION
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

ALBEMARLE FINANCE COMPANY B.V.
by /s/ Dru Manuel

Name: Dru Manuel
Title: Managing Director

ALBEMARLE NEW HOLDING GMBH
by /s/ Dr. Nicolas Rößler

Name: Dr. Nicolas Rößler
Title: Managing Director

ALBEMARLE CORPORATION
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender and as the Administrative Agent
By: /s/ Peter S. Predun____________________
Name: Peter S. Predun
Title: Executive Director

ALBEMARLE CORPORATION
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE TO
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT
OF ALBEMARLE CORPORATION
Name of Lender:    BANK OF AMERICA, N.A.

by:	/s/ Mukesh Singh
	Name:	Mukesh Singh
	Title:	Director

ALBEMARLE CORPORATION
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE TO
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT
OF ALBEMARLE CORPORATION
Name of Lender:    HSBC Bank USA, N.A.

by:	/s/ Peggy Yip
	Name:	Peggy Yip
	Title:	Vice President

For any Lender requiring a second signature block:

by:
Name:
Title:

ALBEMARLE CORPORATION
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE TO
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT
OF ALBEMARLE CORPORATION
Name of Lender:    MIZUHO BANK, LTD.

by:	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Executive Director

ALBEMARLE CORPORATION
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE TO
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT
OF ALBEMARLE CORPORATION
Name of Lender:    MUFG Bank, Ltd.

by:	/s/ Mark Maloney
	Name:	Mark Maloney
	Title:	Authorized Signatory

ALBEMARLE CORPORATION
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE TO
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT
OF ALBEMARLE CORPORATION
Name of Lender:    The Northern Trust Company

by:	/s/ Andrew D. Holtz
	Name:	Andrew D. Holtz
	Title:	Senior Vice President

For any Lender requiring a second signature block:

by:
Name:
Title:

ALBEMARLE CORPORATION
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE TO
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT
OF ALBEMARLE CORPORATION
Name of Lender:    SANTANDER BANK, N.A.

by:	/s/ Carolina Gutierrez
	Name:	Carolina Gutierrez
	Title:	Vice President

by:	/s/ Zara Kamal
	Name:	Zara Kamal
	Title:	Vice President

ALBEMARLE CORPORATION
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE TO
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT
OF ALBEMARLE CORPORATION
Name of Lender:    SUMITOMO MITSUI BANKING
CORPORATION

by:	/s/ Jun Ashley
	Name:	Jun Ashley
	Title:	Director

ALBEMARLE CORPORATION
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE TO
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT
OF ALBEMARLE CORPORATION
Name of Lender: Truist Bank as successor by merger to Sun Trust Bank

by:	/s/ Max N Greer III
	Name:	Max N Greer III
	Title:	Senior Vice President

ALBEMARLE CORPORATION
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE TO
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT
OF ALBEMARLE CORPORATION
Name of Lender:    U.S. BANK NATIONAL ASSOCIATION

by:	/s/ Mark Irey
	Name:	Mark Irey
	Title:	Vice President

ALBEMARLE CORPORATION
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

SIGNATURE PAGE TO
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT
OF ALBEMARLE CORPORATION

Name of Lender:	WELLS FARGO BANK, NATIONAL ASSOCIATION

by:	/s/ Nathan R. Rantala
	Name:	Nathan R. Rantala
	Title:	Managing Director

ALBEMARLE CORPORATION
FIRST AMENDMENT TO SYNDICATED FACILITY AGREEMENT

EXHIBIT C
[See Attached]

EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE
The form of this Compliance Certificate has been prepared for convenience only, and is not to affect, or to be taken into consideration in interpreting, the terms of the Credit Agreement referred to below. The obligations of the Company and the Borrowers under the Credit Agreement are as set forth in the Credit Agreement, and nothing in this Compliance Certificate, or the form hereof, shall modify such obligations or constitute a waiver of compliance therewith in accordance with the terms of the Credit Agreement. In the event of any conflict between the terms of this Compliance Certificate and the terms of the Credit Agreement, the terms of the Credit Agreement shall govern and control, and the terms of this Compliance Certificate are to be modified accordingly.
Financial Statements Date: ___________, 20__
To:    JPMorgan Chase Bank, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to the Syndicated Facility Agreement dated as of August 14, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Albemarle Corporation, a Virginia corporation (the “Company”), Albemarle Wodgina Pty Ltd, a proprietary limited company incorporated under the laws of Australia, Albemarle Finance Company B.V., a besloten vennootschap organized under the laws of the Netherlands, Albemarle New Holding GmbH, a Gesellschaft mit beschränkter Haftung incorporated under the laws of the Federal Republic of Germany, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.
The undersigned hereby certifies as of the date hereof that [he/she] is the [ ] of the Company, and that, in [his/her] capacity as such, [he/she] is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company, and that:
[Use following paragraph 1 for fiscal year-end financial statements:]
[1. The audited consolidated financial statements required by Section 7.01(a) of the Credit Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent registered public accounting firm required by such Section, have been filed with the SEC and are available on the website of the SEC at http://www.sec.gov.] [or] [Attached hereto as Schedule 1 are the audited consolidated financial statements required by Section 7.01(a) of the Credit Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent registered public accounting firm required by such Section.]
[Use following paragraph 1 for fiscal quarter-end financial statements:]
[1. The unaudited consolidated financial statements required by Section 7.01(b) of the Credit Agreement for the fiscal quarter, and the portion of the fiscal year, of the Company ended as of the above date have been filed with the SEC and are available on the website of the SEC at http://www.sec.gov.] [or] [Attached hereto as Schedule 1 are the unaudited consolidated financial statements required by Section 7.01(b) of the Credit Agreement for the fiscal quarter, and the portion of the fiscal year, of the Company ended as of the above date.] Such financial statements fairly present in all material respects the financial position, results of operations and cash flows of the Consolidated Group in accordance with GAAP as of the date and for the period covered thereby, subject only to normal year-end audit adjustments and the absence of footnotes.]
2. [To the best knowledge of the undersigned, no Default or Event of Default exists as of the date hereof.]
[or]
[The following is a list of each existing Default or Event of Default, the nature and extent thereof and the proposed actions of the Company and the Borrowers with respect thereto:]
3. The Financial Covenant analyses and information set forth on Schedule [1][2] attached hereto (i) are true and accurate on and as of the date hereof and (ii) demonstrate compliance with Section 8.06 of the Credit Agreement.
4. Set forth below is a summary of all material changes in GAAP affecting the consolidated financial statements of the Company and in the consistent application thereof by the Company occurring during the fiscal quarter of the Company ended as of the above date, the effect on the Financial Covenant resulting therefrom and a reconciliation between calculation of the Financial Covenant before and after giving effect to such changes:
[ ]
[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of __________ ___, ______.

ALBEMARLE CORPORATION
by

Name:
Title:

[Schedule 1
to Compliance Certificate]
Financial statements for the fiscal [year][quarter] of the Company ended as of __________, 20__
[see attached]

Schedule [1][2]
to Compliance Certificate
Computations of Financial Covenant
Financial Statements Date: ___________, 20__

1.	Consolidated Leverage Ratio
	(a) Consolidated Funded Debt as of such date (without duplication) [(a)(i) + (a)(ii) + (a)(iii) + (a)(iv) + (a)(v) + (a)(vi) + (a)(vii) + (a)(viii)] minus Unrestricted Cash [(a)(ix)]	$[___,___,___]

(i)    all obligations for borrowed money, whether current or long-term (including the Loans), and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, including convertible debt instruments
$[___,___,___]

(ii)    all purchase money indebtedness (including indebtedness and obligations in respect of conditional sales and title retention arrangements, except for customary conditional sales and title retention arrangements with suppliers that are entered into in the ordinary course of business) and all indebtedness and obligations in respect of the deferred purchase price of property or services (other than trade accounts payable incurred in the ordinary course of business and payable on customary trade terms)
$[___,___,___]
	(iii) all contingent obligations and unreimbursed drawings under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments	$[___,___,___]
	(iv) the Attributable Principal Amount of capital leases and Synthetic Leases	$[___,___,___]
	(v) the Attributable Principal Amount of Securitization Transactions	$[___,___,___]
	(vi) all preferred stock and comparable equity interests providing or mandatory redemption, sinking fund or other like payments prior to 91 days after the latest Maturity Date currently in effect	$[___,___,___]
	(vii) Guarantees in respect of Funded Debt of another Person	$[___,___,___]

(viii)    any Funded Debt described in clauses (i) through (vii) above of any partnership or joint venture or other similar entity in which any member of the Consolidated Group is a general partner or joint venturer, and, as such, has personal liability for such obligations, but only to the extent there is recourse to such Person for payment thereof
(ix)    Unrestricted Cash: cash and cash equivalents owned at such time by any member of the Consolidated Group, determined on a consolidated basis in accordance with GAAP
$[___,___,___]
$[___,___,___]
	(b) Consolidated Net Income for the period of the four fiscal quarters ending on such date [(b)(i) [-/+] (b)(ii) – (b)(iii)]	$[___,___,___]
	(i) net income of the Consolidated Group for such period	$[___,___,___]
	(ii) items reported as nonrecurring or unusual in the consolidated financial statements of the Company and the Consolidated Group and related tax effects	$[___,___,___]

(iii)    to the extent included in the amount determined pursuant to clauses (i) and (ii) above, the income of any Subsidiary to the extent the payment of such income in the form of a distribution or repayment of any Indebtedness to the Company or a Subsidiary is not permitted, whether on account of any Organization Document restriction, any Contractual Obligation or any Law applicable to such Subsidiary
$[___,___,___]

(c)    Consolidated EBITDA for the period of the four fiscal quarters ending on such date [(c)(i) + (c)(ii) + (c)(iii) + (c)(iv) + (c)(v) + (c)(vi) + (c)(vii) + (c)(viii) + (c)(ix) + (c)(x) + (c)(xi) - (c)(xii) - (c)(xiii)]
$[___,___,___]
(i) Consolidated Net Income for such period	$[___,___,___]
(ii) Consolidated Interest Charges for such period	$[___,___,___]
(iii) the provision for federal, state, local and foreign income taxes payable by the Consolidated Group for such period	$[___,___,___]
(iv) the amount of depreciation and amortization expense for such period	$[___,___,___]
(v) non-cash expenses for such period (excluding any non-cash expense to the extent that it represents an accrual of or reserve for cash payments in any future period)	$[___,___,___]
(vi) non-cash goodwill impairment charges for such period	$[___,___,___]

(vii)    any non-cash loss for such period attributable to the mark-to-market adjustments in the valuation of pension liabilities (to the extent the cash impact resulting from such loss has not been realized) in accordance with FASB ASC 715
$[___,___,___]

(viii)    any fees, expenses or charges for such period (other than depreciation or amortization expense) related to any Acquisition, Disposition, issuance of equity interests, other transactions (excluding intercompany transactions) permitted by Section 8.02 of the Credit Agreement, or the incurrence of Indebtedness not prohibited by the Credit Agreement (including any refinancing or amendment thereof) (in each case, whether or not consummated), including, but not limited to, such fees, expenses or charges related to the Credit Agreement and the other Loan Documents and any amendment or other modification of the Credit Agreement or the other Loan Documents
$[___,___,___]

(ix)    any expense for such period to the extent that a corresponding amount is received during such period in cash by the Company or any of its Subsidiaries under any agreement providing for indemnification or reimbursement of such expenses
$[___,___,___]
(x) any expense with respect to liability or casualty events or business interruption to the extent reimbursed to the Company or any of its Subsidiaries during such period by third party insurance	$[___,___,___]

(xi)    the amount of dividends, distributions or other payments (including any ordinary course dividend, distribution or other payment) that are actually received in cash (or converted into cash) for such period by a member of the Consolidated Group from any Person that is not a member of the Consolidated Group or otherwise in respect of any unconsolidated investment
$[___,___,___]

(xii) non-cash income for such period (excluding any non-cash income to the extent that it represents cash receipts in any future period)	$[___,___,___]
(xiii) any non-cash gains for such period attributable to the mark-to-market adjustments in the valuation of pension liabilities in accordance with FASB ASC 715	$[___,___,___]
(d) Consolidated Leverage Ratio [(a)/(c)]	[ ]:1.00